FOR IMMEDIATE RELEASE New York Community Bancorp, Inc.: Investor/Media Contact: Salvatore J. DiMartino (516) 683-4286 Flagstar Bancorp, Inc.: Investor Contact: Bryan Marx (248) 312-5699 OCC APPROVAL RECEIVED FOR THE MERGER OF NEW YORK COMMUNITY BANK AND FLAGSTAR BANK BOTH COMPANIES MUTUALLY AGREE TO EXTEND MERGER AGREEMENT TO DECEMBER 31, 2022 Hicksville, N.Y. and Troy, MI, October 28, 2022 – New York Community Bancorp, Inc. (NYSE: NYCB) (the “Company” or “NYCB”) and Flagstar Bancorp, Inc. (NYSE: FBC) (“Flagstar”) announced today the receipt of approval from the Office of the Comptroller of the Currency (the “OCC”) to convert Flagstar Bank, FSB to a national bank to be known as Flagstar Bank, N.A., and to merge New York Community Bank into Flagstar Bank, N.A. with Flagstar Bank, N.A. being the surviving entity. NYCB’s acquisition of Flagstar remains subject to the approval of the Federal Reserve Board (the “FRB”), as well as to the satisfaction of certain other customary closing conditions under the merger agreement between the two companies. The OCC approval is subject to a statutory waiting period that provides that the bank merger cannot be consummated until the 15th day after the date of the OCC approval, which in this case is November 11, 2022. The FRB approval is not expected to have any associated waiting period. NYCB and Flagstar intend to consummate the holding company and bank mergers promptly after the end of the OCC waiting period and the receipt of approval from the FRB. In addition to OCC approval, NYCB and Flagstar announced today that they have mutually agreed to extend their merger agreement from October 31, 2022 to December 31, 2022. The consideration and exchange ratio as provided in the merger agreement will remain the same. The extension, which has been approved by the Boards of Directors of both companies, will provide additional time to obtain regulatory approval from the FRB, in order to allow the transaction to be consummated. Once approved and closed, the combination of NYCB and Flagstar will create one of the largest regional banks in the country, operating 395 branches across a nine-state geography, including strong footholds in the Northeast and the Midwest with exposure to high growth markets in the Southeast and West Coast. Through its mortgage division, the Company will operate nationally through 81 retail lending offices in 26 states and a wholesale network of approximately 3,000 third-party originators. About New York Community Bancorp, Inc. Based in Hicksville, N.Y., New York Community Bancorp, Inc. is a leading producer of multi-family loans on non-luxury, rent-regulated apartment buildings in New York City, and the parent of New York Community Bank. At September 30, 2022, the Company reported assets of $63.0 billion, loans of $49.0 billion, deposits of $41.7 billion, and stockholders’ equity of $6.7 billion. Reflecting our growth through a series of acquisitions, the Company operates 237 branches through eight local divisions, each with a history of service and strength: Queens County Savings Bank, Roslyn Savings Bank, Richmond County Savings

Bank, Roosevelt Savings Bank, and Atlantic Bank in New York; Garden State Community Bank in New Jersey; Ohio Savings Bank in Ohio; and AmTrust Bank in Florida and Arizona. About Flagstar Bancorp, Inc. Flagstar Bancorp, Inc. (NYSE: FBC) is a $25.4 billion savings and loan holding company headquartered in Troy, Michigan. Flagstar Bank, FSB, provides commercial, small business, and consumer banking services through 158 branches in Michigan, Indiana, California, Wisconsin, and Ohio. It also provides home loans through a wholesale network of brokers and correspondents in all 50 states, as well as 81 retail locations in 26 states. Flagstar is a leading national originator and servicer of mortgage and other consumer loans, handling payments and record keeping for $360 billion of loans representing over 1.4 million borrowers. Cautionary Statements Regarding Forward-Looking Information Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to NYCB’s and Flagstar’s beliefs, goals, intentions, and expectations regarding revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; NYCB’s and Flagstar’s estimates of future costs and benefits of the actions each company may take; NYCB’s and Flagstar’s assessments of probable losses on loans; NYCB’s and Flagstar’s assessments of interest rate and other market risks; and NYCB’s and Flagstar’s ability to achieve their respective financial and other strategic goals. Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction. Additionally, forward-looking statements speak only as of the date they are made; NYCB and Flagstar do not assume any duty, and do not undertake, to update such forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of NYCB and Flagstar. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement among NYCB, 615 Corp. and Flagstar; the outcome of any legal proceedings that may be instituted against NYCB or Flagstar; the possibility that the proposed transaction will not close when expected or at all because required regulatory or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of NYCB and Flagstar to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of NYCB and/or Flagstar; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where NYCB and Flagstar do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the proposed transaction within the expected timeframes or at all and to successfully integrate Flagstar’s operations and those of NYCB; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; NYCB’s and Flagstar’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by NYCB’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of NYCB and Flagstar; and the other factors discussed in the “Risk Factors” section of NYCB’s Annual Report on Form 10-K for the year ended December 31, 2021 and in other reports NYCB files with the U.S. Securities and Exchange Commission, which are available at http://www.sec.gov and in the “SEC Filings” section of NYCB’s website, https://ir.mynycb.com, under the heading “Financial Information,” and in Flagstar’s Annual Report on Form 10-K for the year ended December 31, 2021 and in Flagstar’s other filings with the SEC, which are available at http://www.sec.gov and in the “Documents” section of Flagstar’s website, https://investors.flagstar.com.